                                                                    EXHIBIT 10.5


AN AGREEMENT  made this 1st day of November One Thousand Nine Hundred and
              Ninety-nine.

BETWEEN   the parties more particularly described and set out in the First
              Schedule hereto.

WHEREBY IT IS AGREED   as follows:

1. The Landlord shall let and the Tenant shall take ALL THOSE the premises more particularly described and set out in the Second Schedule hereto (hereinafter referred to as "the Premises") AND together with all appurtenant rights for the term and at the rent more particularly described and set out in the Third Schedule hereto.

2. The Tenant to the intent that the obligations hereunder shall continue throughout the said term of the tenancy hereby agrees with the Landlord as follows:

                  (a) To pay the said rent on the days and in manner hereinbefore provided for payment thereof.

                  (b) To pay and discharge all rates and outgoing of a non-capital or recurring nature now or hereafter to be assessed, imposed or charged by the Government of Hong Kong or other lawful authority upon the Premises (Government Rent and Property Tax and expenses of capital nature only excepted).

                  (c) To pay and discharge all service or maintenance charges, payable by the owner or occupier of the Premises pursuant to or by virtue of the Deed of Mutual Covenant and Management Agreement (if any) relating to the Building of which the Premises form part more particularly described in the Schedule hereto (hereinafter referred to as "the Building") (save and except contributions towards capital expenditure) and all charges for gas, water and electricity consumed on or in the Premises.

                  (d) To keep all the non-structural interior parts of the Premises in good clean tenantable repair and condition (fair wear and tear inherent and subsisting defects excepted) and so to maintain the same at the expense of the Tenant and to deliver up the same to the Landlord at the expiration or sooner determination of the term in like condition (fair wear and tear inherent and subsisting defects excepted).

                  (e) To be wholly responsible for any loss, damage or injury caused to any person whomsoever directly or indirectly through the defective or damaged condition of any part of the interior of the Premises the repair of which is the Tenant's responsibility hereunder and to make good the same by payment or otherwise and to indemnify the Landlord against all actions, proceedings, claims and demands made upon the Landlord in respect of any such loss, damage or injury and all reasonable costs and expense incidental thereto.


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

                  (f) To permit the Landlord and all persons authorized bt them at all reasonable times to enter upon prior appointment and view the state of the Premises, to carry out any work or repair which requires to be done and, during the last three months of the said term, to show the Premises to prospective tenants or purchasers subject to prior appointment.

                  (g) On receipt of any notice from the Landlord or his authorized representative specifying any works or repairs which require to be done and which are the responsibility of the Tenant hereunder to put in hand and execute the same with reasonable dispatch and if the Tenant shall fail to execute such works or repairs within reasonable time, the Tenant shall permit the Landlord together with workman and all necessary equipment to enter upon the Premises for the purpose of carrying out or properly completing such works or repairs, the reasonable costs thereon to be repaid by the Tenant to the Landlord promptly on demand and recoverable by the Landlord from the Tenant as a debt.

                  (h) Not without the previous written consent of the Landlord which consent shall not be unreasonably withheld or delayed to erect, install or alter any fixtures, partitioning or other erection or installation in the Premises or any part thereof.

                  (i) Not without the prior written consent of the Landlord (not to be unreasonably withheld or delayed) to affix exhibit put up or display or to permit to suffer to be affixed, exhibited, put up or displayed any signboard, sign, decorations, illuminated sign, placard, poster or other advertisement whatsoever inside or outside the Premises or on any door, wall, pier or window thereof or on or in any part of the Building. In the absence of such consent the Landlord shall have the right to remove at the reasonable cost and expense of the Tenant, such costs and expenses to be paid on demand, any signboard, sign, decoration, illuminated sign, poster, placard or other advertisement which shall be so affixed, exhibited, put up or displayed. Notwithstanding the aforesaid, the Tenant shall have the right to put up and affix signboard of its name at the entrance of the Premises in accordance with the instructions of the Manager of the said Building.

                  (j) To observe and to comply with the reasonable regulations or requirements stated in notices or announcements from time to time made or issued by the Manager of the Building for the maintenance (save and except maintenance of the structural part of the Premises) and management of the Building including the times and arrangements for operation of any equipment, lifts, lighting and the use of entrances and passage ways.

                  (k) Not to cut maim or injure or permit or suffer to be cut maimed or injured any doors, windows, walls, beams, structural members or any part of the fabric of the Premises nor any of the plumbing or sanitary apparatus or installations included therein.

                  (l) Not without the prior written consent of the Landlord to assign underlet or otherwise part with the possession of the Premises or any part thereof in any way whether by way of sub-letting lending sharing or other means whereby any person or persons not a party to this Agreement obtains the use or possession of the Premises or any part thereof irrespective of whether any rental or other consideration is given for such use or possession and in the event of any such transfer sub-letting sharing assignment or parting with the possession of the Premises (whether for monetary consideration or not) this Agreement shall absolutely determine and the Tenant shall forthwith vacate the Premises on notice to that effect from the Landlord.

                  (m) Not to produce or permit or suffer to be produced any excessive music and noise so as to be a nuisance to or gives reasonable cause for complaint from occupiers of other premises in the Building or in the neighborhood.

                  (n) Not to do or permit or suffer to be done any act or thing which is a nuisance to or gives reasonable cause for complaint from the Landlord or to the tenants or occupiers of other premises in the Building or in any adjoining or neighboring building.

                  (o) Not to do or permit or suffer to be done any act, deed, matter or thing whatsoever which amounts to a breach of any of the negative or restrictive covenants terms and conditions under which the said land and the Building is held from the Government or whereby any insurance of the Building against loss or damage by fire and/or claim by third parties for the time being in force may be rendered void or voidable or whereby the premium thereon may be increased Provided That if as the result of any act, deed, matter or thing done permitted or suffered by the Tenant, the premium on any such insurance shall be increased, the Landlord shall be entitled to request the Tenant to pay the increased premium.

                  (p) Not to keep or store or permit to suffer to be kept or stored on or in the Premises any arms ammunition gunpowder saltpeter kerosene or other explosive or combustible or hazardous goods.

                  (q) Not to use or permit or suffer the Premises to be used for any illegal or immoral purpose.

                  (r) To obey and comply with and to indemnify the Landlord against any breach of ordinance, regulations, bye-laws, rule or requirement of any Governmental or other competent authority relating to the use and occupation of the Premises or any other act, deed, matter or thing done, permitted, suffered or omitted therein or thereon by the Tenant or any employee, agent or licensee of the Tenant.

                  (s) To obey observe and comply with and perform all the negative or restrictive covenants terms and provisions in the said Deed of Mutual Covenant and Management Agreement (if any) relating to the Building so far as they relate to the Premises and to indemnify the Landlord against the breach non-observance or non-performance thereof.

                  (t) To pay to the Landlord on demand all reasonable costs incurred by the Landlord in cleansing or clearing any of the drain, pipes or sanitary or plumbing apparatus choked or stopped up owing to the careless or improper use or neglect by the Tenant or any employee, agent or licensee of the Tenant.


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

                  (u) To be responsible for the removal of all trade and other refuse from the Premises to the reasonable satisfaction of the Landlord or their agents.

                  (v) To use the Premises only for commercial purposes.

                  (w) To yield up the Premises with the fixtures and additions thereto at the expiration or sooner determination of this Agreement in good clean and tenantable repair and condition (fair wear and tear inherent and subsisting defects excepted). It is agreed that the Tenant shall not be required to reinstate any works (including any fitting-out works) to the Premises provided that the Tenant shall have the right to remove the Tenant's trade fixtures subject to making good all damage to the Premises by reason of such removal.

3.                The Landlord hereby agrees with the Tenant as follows:

                  (a) To pay the Government Rent and Property Tax and expenses of capital or non-recurring nature attributable to or payable in respect of the Premises.

                  (b) That the Tenant paying the rent hereby agreed to be paid on the days and in manner herein provided for payment of the same and observing and performing the agreements stipulations terms and conditions herein contained and on the Tenant's part to the observed and performed shall peaceably hold and enjoy the Premises during the said term without any interruption by the Landlord or any person lawfully claiming under or in trust for the Landlord.

                  (c) Subject to Clause 6 hereof, to contribute his share of the cost when called upon to do so by management of the Building towards the maintenance and repair of the main structure, main electricity supply cables, main drains waterpipes and main walls of the Building.

                  (d) At the request of the Tenant to use reasonable endeavors to enforce the terms of the Deed of Mutual Covenant and/or the Management Agreement against owners and occupiers of the other premises in the Building and the Manager thereof.

                  (e) To keep those parts of the Premises which are not the Tenant's responsibility hereunder in good repair and condition.

4.                IT IS HEREBY FURTHER EXPRESSLY AGREED AND DECLARED as follows:

                  (a) The rent hereby agreed to be paid represents the best rent, which can reasonably be obtained without a premium;

                  (b) If the rent hereby agreed to be paid or on any part thereof shall be unpaid for fifteen days after the same shall become payable (whether legally or formally demanded or not) or if the Tenant shall fail or neglect to observe or perform any of the agreements stipulations terms and conditions herein contained and on the Tenant's part to be observed and performed which failure or neglect has not been rectified within reasonable time or if the Tenant shall become bankrupt or being a corporation shall go into liquidation



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

                  or if the Tenant shall otherwise become insolvent or make any composition or arrangement with creditors or shall suffer any execution to be levied on the Premises or otherwise on the Tenant's goods such execution not to be suspended within 14 days, then and in any such case it shall be lawful for the Landlord at any time thereafter to re-enter on the Premises or any part thereof in the name of the whole whereupon this Agreement shall absolutely cease and determine but without prejudice to any right of action of the Landlord in respect of any outstanding breach or non-observance or non-performance of any of the said agreements, stipulations terms and conditions herein contained and on the Tenant's part to be observed and performed and to the Landlord's right to deduct all loss damage and expense thereby incurred from the deposit paid by the Tenant in accordance with Clause 8 hereof.

                  (c) A written notice served by the Landlord on the Tenant in manner hereinafter mentioned to the effect that the Landlord thereby exercise the power of re-entry herein contained shall be a full and sufficient exercise of such power without actual physical entry on the part of the Landlord.

                  (d) Acceptance of rent by the Landlord shall not be deemed to operate as a waiver by the Landlord of any right to proceed against the Tenant in respect to any breach non-observance or non-performance of the said agreements stipulations terms and conditions herein contained and on the Tenant's part to the observed and performed.

                  (e) Save and except the same is caused by the default neglect or omission of the Landlord, the Landlord's employees, agents or contractors, the Landlord shall not be under any liability to the Tenant or to any other person whomsoever in respect of any loss or damage to person or property sustained by the Tenant or any such other person caused by or through or in any way owing to the overflow of water or the escape of fumes smoke fire or any other substance or thing from anywhere within the Building and the Tenant shall fully and effectually indemnify the Landlord from and against all claims and demands made against the Landlord by any person in respect of any loss, damage or injury caused by or through or in any way owing to the overflow of water or the escape of fumes, smoke, fire or any other substance or thing originating from the Premises caused by the default, neglect or omission of the Tenant and against all reasonable costs and expenses incurred by the Landlord in respect of any such claim or demand.

                  (f) For the purpose of these presents any act, default neglect or omission of any guest, visitor, servant, agent licensee or invitee of the Tenant shall be deemed to be the act, default, neglect or omission of the Tenant.

                  (g) For the purpose of Part III of the Landlord and Tenant (Consolidation) Ordinance (Cap. 7) and these presents, the rent payable in respect of the Premises shall be and be deemed to be in arrears if not paid in full and in advance at the times and in manner herein provided for payment thereof.

                  (h) Any notice required to be served hereunder shall, if to be served on the Tenant, be sufficiently served if addressed to the Tenant and sent by prepaid post to or delivered at the Premises or the Tenant's registered office and, if to be served on the Landlord shall be sufficiently served if addressed to the



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

                  Landlord and sent by prepaid post to or delivered at the Landlord's registered office.

                  (i) If for any reason whatsoever the ratable value as at the date hereof or the rates payable shall be increased then and in any such case the Tenant shall during the continuance of the term of this Agreement bear such increase in rates. Conversely, should there be any refund of rates made by the Government or the relevant authorities, the Landlord shall repay the same to the Tenant. If at any time hereafter during the continuance of this tenancy the Government shall abolish the levy of property tax in the owner in respect of any land and/or building and introduce a new tax levy in substitution for or replacement of property tax, any reference herein to property tax shall be deemed reference to such new tax as may hereafter be introduced by Government. For the avoidance of doubt, save and except those stipulated herein, any other taxes levied or to be levied on the Premises or the owner thereof should be borne by the Landlord.

                  (j) Each party shall bear their own costs and expenses in relation to the preparation and completion of this Agreement. The stamp duty payable on this Agreement and its counterpart shall be borne by the parties hereto in equal shares.

                  (k) Unless the contents otherwise require, words herein importing the masculine feminine or neuter gender shall include the other or others of them and words herein in the singular shall include the plural and vice versa and the terms "Landlord" and "Tenant" shall include their successors in title.

5. The Tenant hereby expressly declares that for the grant of the said term no key money, construction moneys or other consideration has been paid to the Landlord or to any person.

6. If the Premises or the Building or any part thereof shall at any time during the tenancy be destroyed or damaged or become inaccessible or become subject to a Closure Order or Demolition Order due or owing to fire, water, storm, wind, typhoon, defective construction, white ants, earthquake, subsidence of the ground or any calamity beyond the control of the Landlord and not attributable to any failure of the Tenant to observe and carry out the terms of this Agreement so as to render the Premises unfit for habitation and use or inaccessible or so that the Premises or Building shall be condemned as a dangerous structure or a demolition order or closing order shall become operative in respect of the Premises or the Building then the rent hereby reserved or a fair proportion thereof according to the nature and extent of the damage sustained or order made shall henceforth be suspended until the Premises or Building shall again be rendered accessible and fit for habitation and use and that the Closure Order or Demolition Order be removed Provided always that the Landlord shall not be under any obligation to reinstate the Premises or any part thereof so affected as aforesaid and Provided further that should the Premises or Building not have been reinstated in the meantime either the Landlord or the Tenant may at any time after two months from the occurrence of such damage destruction or order give to the other of them notice in writing to determine this present tenancy



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

                  and thereupon the same and everything herein contained shall ceased and be void as from the date of the occurrence of such destruction or damage or order or of the Premises becoming inaccessible but without prejudice to the rights and remedies of either party against the other in respect of any antecedent claim or breach of the agreement stipulations terms and conditions herein contained or of the Landlord in respect of the rent payable hereunder prior to the coming into effect of the suspension PROVIDED FURTHER that the Landlord shall not in any event be liable to pay compensation or damages to the Tenant in respect of any period during which the occupation or use of the Premises shall be interrupted or unavailable as aforesaid or in respect of the determination of the tenancy as aforesaid and that the Tenant shall not in any event have any claim, interest, right or property, all of which are hereby expressly waived and forfeited, of and in any compensation or award payable by any relevant authority in respect of the interruption or cessation of use or occupation of the Premises or the determination of the tenancy in respect thereof.

7. In the event of fire, typhoon or other contingencies which in the reasonable opinion of the Landlord may cause or threaten to cause damage or injury to the Premises, the Landlord shall after seeking to notify the Tenant, have power in the absence of the Tenant from the Premises to break open any outer door or windows of the Premises and to do such other things as may be necessary to prevent the Premises from being damaged or injured or further damaged or injured and in such event the Landlord shall not be answerable to the Tenant for any loss or damage which the Tenant may sustain thereby.

8. The Tenant shall on the signing hereof deposit and maintain with the Landlord the sum of HK$156,882.00 being the total sum of two (2) months rental, air-conditioning charges, management fee and government rate to secure the due observance and performance by the Tenant of agreements, stipulations, terms and conditions herein contained and on the Tenant's part to be observed and performed. The said deposit shall be retained by the Landlord throughout the said term free of any interest to the Tenant. Subject as aforesaid, the said deposit shall be refunded to the Tenant by the Landlord within seven (7) days after the expiration or sooner determination of this Agreement and the delivery of vacant possession to the Landlord whichever is the later.

9. Subject to Clause 8 hereinabove, in the event of the Sale of the Premises to a Purchaser or to the entering into possession of the Premises by a mortgagee the Landlord shall refund the deposit to the Tenant within seven (7) days without interest unless the Landlord is able to procure that the Purchaser or mortgagee, as the case may be, gives an undertaking to the Tenant for the refund of the deposit as provided herein.

10.01 At the expiration of the term hereby created and upon the Tenant's giving notice not later than three (3) months before the expiration of the original term and subject to the consent of the Landlord's Mortgagee at the date hereof, the Tenant shall have the option to renew the tenancy for a further term of One Year on the same terms and conditions as are herein contained (save for this provision for renewal) and save as to the rental payable during the renewal term which shall be the prevailing market rent (also exclusive of rates, air-conditioning charges and management fee).

10.02 The prevailing market rent payable from 1st November 2001 until 31st October 2002 (the "further term") shall be agreed at any time between the Landlord and the Tenant or (in the absence of agreement) determined by an independent surveyor and valuer (acting as an expert and not as an arbitrator) that valuer to be nominated in the absence of agreement by or on behalf of the President for the time being of the Hong Kong Institute of Surveyors on the application of the Landlord or the Tenant made not earlier than two months before the commencement of the further term. The revised rent to be determined by the valuer shall be that which he shall decide should be the open market monthly rent at the commencement of the further term for the Premises:

                  (a)      on the following assumption at that date:

                           (i) that the Premises are fit for immediate occupation and use and that no work has been carried out to the Premises during the term which has diminished the rental value of the Premises and that in case the Premises have been destroyed or damaged they have been fully reinstated and restored;

                           (ii) that the Premises are available to let by a willing landlord to a willing tenant as a whole without a premium but with vacant possession and subject to the provisions of this Agreement (other than the amount of the rent reserved and this option to renew) for the further term; and

                           (iii) that all the covenants on the part of the Tenant in this Agreement have been fully performed and observed.

                           AND having regard to open market rental values current at the Commencement of the further term for similar office accommodation elsewhere in the Building and/or in similar office buildings in Hong Kong with attributes comparable to those of the Building;

                  (b)      but disregarding;

                           (i) any effect of the fact that the Tenant has been in occupation of the Premises;

                           (ii) any goodwill attached to the Premises by reason of the Tenant carrying on its business at the Premises; and

                           (iii) any increase in rental value of the Premises attributable to the existence at the commencement of the further term of any improvement to the Premises or any part thereof by the Tenant.

10.03             (a)      The fees and expenses of the valuer appointed under
                           clause 10.02 including the cost of his appointment shall be borne by the Tenant



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

                           and the Landlord in equal shares;

                  (b) The valuer shall afford to each of the parties an opportunity to make representations to him and shall give a written decision with reasons. Such decision shall be conclusive and binding on the parties hereto; and

                  (c) If the valuer shall die, delay, or become unwilling or incapable of acting or if for any other reason the President for the time being of the Hong Kong Institute of Surveyors or the person acting on his behalf shall in his absolute discretion think fit he may in writing discharge the valuer and appoint another in his place.

10.04             (a)      If the revised rent payable on and from the
                           commencement of the further term has not been agreed by that date rent shall continue to be payable at the rate previously payable and within 15 days of the revised rent being ascertained the Tenant shall pay to the Landlord any shortfall between the rent paid and the revised rent payable up to and on the preceding day for payment of rent or the Landlord shall refund to the Tenant any overpayment made for such period.

                  (b) For the purposes of this proviso the revised rent shall have been ascertained on the date when the same has been agreed between the parties or the date of the determination by the valuer.


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


                      THE FIRST SCHEDULE ABOVE REFERRED TO

     NAMES ADDRESSES AND DESCRIPTIONS OF PARTIES HERETO

     LANDLORD :    Petergrand Limited whose registered office is situate at
                   Room 713, Tung Ying Building, 100 Nathan Road, Kowloon,
                   Hong Kong.


     TENANT   :
                   Toymax (H.K.) Limited whose registered office is situate at Units A and B, 3rd Floor, CDW Building, 388 Castle Peak Road, Tsuen Wan, New Territories, Hong Kong.


                      THE SECOND SCHEDULE ABOVE REFERRED TO

     ALL THOSE Units 4 and 5 on 9th Floor of Greenfield Tower Concordia Plaza, No. 1 Science Museum Road, Tsimshatsui, Kowloon, Hong Kong with approximate area of 4,754 sq. ft. gross.

                      THE THIRD SCHEDULE ABOVE REFERRED TO

Term        :2 Years

Commencing:  1st November 1999

Expiring  :  31st October 2001

Rent         :   Dollars Seventy-eight Thousand Four Hundred and Forty-one Only
                 (HK$78,441.00) Hong Kong Currency (exclusive of Rates, air-conditioning charges and Management Fee) and payable in advance clear of all deductions on the 1st day of each and every month the first of such payments has been paid by the Tenant on the signing of the Confirmation Letter signed by the Landlord and Tenant on 27th September 1999 as the Landlord hereby admits and acknowledges PROVIDED THAT the rent shall not be payable by the Tenant for the period from 1st November 1999 to 31st December
                 1999 (both dates inclusive) being the rent free period on the condition that the Tenant shall still be responsible for the payment of rates, air-conditioning charges, management fees and all other utility charges during the said rent free period.

              IN WITNESS whereof the hands of the parties hereto the day and year first above written.

SIGNED by                    )                        For and on behalf of
for and on behalf of the     )                        PETERGRAND LIMITED.
Landlord whose signature     )
is verified by-  -                                    --------------------------
                                                         Authorized Signature



Solicitor, Hong Kong SAR


              the Director                            For and on behalf of
SIGNED by CHU KI KWAN,       )                        TOYMAX (H.K.) LIMITED
for and on behalf of the     )
Tenant whose signature is    )
verified by-  -                                       --------------------------
                                                         Authorized Signature

     NG KIN YUEN
Solicitor, Hong Kong SAR
LIU, CHAN AND LAM

RECEIVED the day and year first above written              HK$156,882.00
)
of and from the Tenant the sum of Dollars ONE   )
HUNDRED FIFTY-SIX THOUSAND EIGHT                )
HUNDRED AND EIGHTY-TWO Hong Kong                )
Currency being the deposit money above          )
expressed to be paid by the Tenant to the       )
Landlord                                        )



W I T N E S S to the signature by :-

                               Solicitor, Hong Kong SAR

DATED THE 1ST DAY OF NOVEMBER 1999.



                                TENANCY AGREEMENT

Term:         2 years

Commencing:   1st November 1999

Expiring:    31st October 2001

Rent:         HK$78,441.00 (exclusive of Rates,
              air-conditioning charges and
              management fee)

Deposit:      HK$156,882.00






                                                   Peter K.S. Chan & Co.
1. the undersigned, do hereby certify that               Solicitors
I have examined/the foregoing document                 Rooms 1203-1205,
with its original and that the same is a                Wing On Centre,
true and complete copy thereof.                  111 Connaught Road Central,
                                                           Hong Kong.
       PETER CHAN KIN SANG
     Solicitor, Hong Kong SAR.                 Tel: 2868 0260 Fax: 2523 2632
      Dated . 9 NOV 1999                            Ref: PC99/P1/0934/ccc
                                                    Code -  c:/cccJO934ta.doc




37